                 THIS DOCUMENT HAS BEEN SIGNED IN COUNTERPART


                             JOINT FILING AGREEMENT


            In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13G (including amendments thereto) with respect to the common stock of Viropharma Incorporated, and further agree that this Joint Filing Agreement be included as an exhibit to such joint filings. In evidence thereof each of the undersigned, being duly authorized, hereby execute this Agreement on the date set forth opposite its or his name.



                                    SEVIN ROSEN FUND IV L.P.

                                    By: SRB Associates IV L.P.,
                                         General Partner


Dated:  March 2, 1999           By:/s/ John V. Jaggers
                                       ----------------------------------------
                                            John V. Jaggers, a General Partner


                                    SRB ASSOCIATES IV L.P.


Dated:  March 2, 1999           By:  /s/ John V. Jaggers
                                        ---------------------------------------
                                            John V. Jaggers, a General Partner


Dated:  March 2, 1999                /s/ John V. Jaggers
                                        ---------------------------------------
                                        Jon W. Bayless, by John V. Jaggers,
                                        Attorney-in-Fact


Dated:  March 2, 1999                /s/ John V. Jaggers
                                        ---------------------------------------
                                        Stephen M. Dow, by John V. Jaggers,
                                                      Attorney-in-Fact



Dated:  March 2, 1999                /s/ John V. Jaggers
                                        ---------------------------------------
                                        John V. Jaggers


Dated:  March 2, 1999                 /s/ John V. Jaggers
                                        ---------------------------------------
                                        Charles H. Phipps,
                                        by John V. Jaggers, Attorney-in-Fact


Dated:  March 2, 1999                 /s/ John V. Jaggers
                                        ---------------------------------------
                                        Jennifer Gill Roberts,
                                        by John V. Jaggers, Attorney-in-Fact


                                    SEVIN ROSEN BAYLESS MANAGEMENT COMPANY


Dated:  March 2, 1999           By:   /s/ John V. Jaggers
                                       ---------------------------------------
                                            Title: Vice President